                                                                 EXHIBIT 10.3(a)

                             VINTAGE WINE TRUST INC.
                           2005 EQUITY INCENTIVE PLAN

                        RESTRICTED STOCK AWARD AGREEMENT

     AGREEMENT by and between Vintage Wine Trust Inc., a Maryland corporation (the "Company"), and ____________ (the "Grantee"), dated as of the 23rd day of March, 2005.

     WHEREAS, the Company maintains the Vintage Wine Trust Inc. 2005 Equity Incentive Plan (as amended from time to time, the "Plan") (capitalized terms used but not defined herein shall have the respective meanings ascribed thereto by the Plan);

     WHEREAS, the Grantee is a Director; and

     WHEREAS, the Committee has determined that it is in the best interests of the Company and its shareholders to grant Restricted Stock to the Grantee subject to the terms and conditions set forth below.

     NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

     1.   Grant of Restricted Stock.

     The Company hereby grants the Grantee _____ Shares of Restricted Stock of the Company, subject to the following terms and conditions and subject to the provisions of the Plan. The Plan is hereby incorporated herein by reference as though set forth herein in its entirety.

     2.   Restrictions and Conditions.

     The Restricted Stock awarded pursuant to this Agreement and the Plan shall be subject to the following restrictions and conditions:

          (i) Subject to the provisions of the Plan and this Agreement, during the period of restriction with respect to Shares granted hereunder (the "Restriction Period"), the Grantee shall not be permitted voluntarily or involuntarily to sell, transfer, pledge, anticipate, alienate, encumber or assign the Shares (or have such Shares attached or garnished). Subject to clauses (iii) and (iv) below, the Restriction Period shall begin on the date hereof and lapse on the following schedule:

Date Restriction Lapses   Number of Shares
-----------------------   ----------------
     March 23, 2006
     March 23, 2007
     March 23, 2008

     Notwithstanding the foregoing, unless otherwise expressly provided by the Committee, the Restriction Period with respect to such Shares shall only lapse as to whole Shares.

     (ii) Except as provided in the foregoing clause (i), below in this clause
     (ii) or in the Plan, the Grantee shall have, in respect of the Shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the Shares and the right to receive dividends; provided, however, that any cash dividends shall, unless otherwise provided by the Committee, be held by the Company (unsegregated as a part of its general assets) during the Restriction Period (and forfeited if the underlying Shares are forfeited), and paid over to the Grantee (without interest) as soon as practicable after such period lapses (if not forfeited). Certificates for Shares (not subject to restrictions) shall be delivered to the Grantee or his or her designee promptly after, and only after, the Restriction Period shall lapse without forfeiture in respect of such Shares of Restricted Stock.

     (iii) Subject to clause (iv) below, if the Grantee has a Termination of Service during the Restriction Period, then all Shares still subject to restriction shall thereupon, and with no further action, be forfeited by the Grantee.

     (iv) In the event the Grantee has a Termination of Service on account of death or Disability, or in the event of a Change in Control (regardless of whether a termination follows thereafter), during the Restriction Period, then the Restriction Period will immediately lapse on all Restricted Stock granted to the Grantee and not forfeited previously.

3.   Certain Terms of Shares.

(a) The Grantee shall be issued a stock certificate in respect of Shares awarded under this Agreement. Such certificate shall be registered in the name of the Grantee. The certificates for Shares issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder, or as the Committee may otherwise deem appropriate, and, without limiting the generality of the foregoing, shall bear a legend referring to the terms, conditions, and restrictions applicable to such Shares, substantially in the following form:

          THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE VINTAGE WINE TRUST INC. 2005 EQUITY INCENTIVE PLAN AND AN AWARD AGREEMENT APPLICABLE TO THE GRANT OF THE SHARES REPRESENTED BY THIS CERTIFICATE. COPIES OF SUCH PLAN AND AWARD AGREEMENTS ARE ON FILE IN THE OFFICES OF VINTAGE WINE TRUST

          INC. AT 1101 FIFTH AVENUE, SUITE 310, SAN RAFAEL, CALIFORNIA 94901.

(b) Stock certificates evidencing the Shares granted hereby shall be held in custody by the Company until the restrictions thereon shall have lapsed, and, as a condition to the grant of any Shares, the Grantee shall have delivered a stock power, endorsed in blank, relating to the stock covered by such Award. If and when such restrictions so lapse, the stock certificates shall be delivered by the Company to the Grantee or his designee.

4.   Miscellaneous.

(a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAW WHICH COULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF CALIFORNIA.

(b) The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified except by a written agreement executed by the parties hereto or their respective successors and legal representatives. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

(c) The Committee may make such rules and regulations and establish such procedures for the administration of this Agreement as it deems appropriate. Without limiting the generality of the foregoing, the Committee may interpret the Plan and this Agreement, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law and take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan, this Agreement or the administration or interpretation thereof. In the event of any dispute or disagreement as to interpretation of the Plan or this Agreement or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan or this Agreement, the decision of the Committee shall be final and binding upon all persons.

(d) All notices hereunder shall be in writing, and if to the Company or the Committee, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Grantee, shall be delivered personally, sent by facsimile transmission or mailed to the Grantee at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this paragraph 4(d).

(e) The failure of the Grantee or the Company to insist upon strict compliance with any provision of this Agreement or the Plan, or to assert any right the Grantee or the Company, respectively, may have under this Agreement or the Plan, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement or the Plan.

(f) Nothing in this Agreement shall confer on the Grantee any right to continue in the service of the Company or its Subsidiaries or interfere in any way with the right of the Company or its Subsidiaries and their shareholders to terminate the Grantee's service at any time.

(g) This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto.

     IN WITNESS WHEREOF, the Company and the Grantee have executed this Agreement as of the day and year first above written.

                                        VINTAGE WINE TRUST INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                 EXHIBIT 10.3(b)

                        FORM OF VINTAGE WINE TRUST INC.
                           2005 EQUITY INCENTIVE PLAN

                          RESTRICTED STOCK AWARD AGREEMENT

      AGREEMENT by and between Vintage Wine Trust Inc., a Maryland corporation (the "Company"), and ___________ (the "Grantee"), dated as of the 23rd day of March, 2005.

      WHEREAS, the Company maintains the Vintage Wine Trust Inc. 2005 Equity Incentive Plan (as amended from time to time, the "Plan") (capitalized terms used but not defined herein shall have the respective meanings ascribed thereto by the Plan);

      WHEREAS, the Grantee is an employee of the Company; and

      WHEREAS, the Committee has determined that it is in the best interests of the Company and its shareholders to grant Restricted Stock to the Grantee subject to the terms and conditions set forth below.

      NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

      1.    Grant of Restricted Stock.

      The Company hereby grants the Grantee ________ Shares of Restricted Stock of the Company, subject to the following terms and conditions and subject to the provisions of the Plan. The Plan is hereby incorporated herein by reference as though set forth herein in its entirety.

      2.    Restrictions and Conditions.

      The Restricted Stock awarded pursuant to this Agreement and the Plan shall be subject to the following restrictions and conditions:

            (i) Subject to the provisions of the Plan and this Agreement, during the period of restriction with respect to Shares granted hereunder (the "Restriction Period"), the Grantee shall not be permitted voluntarily or involuntarily to sell, transfer, pledge, anticipate, alienate, encumber or assign the Shares (or have such Shares attached or garnished). Subject to clauses (iii), (iv), (v) and (vi) below, the Restriction Period shall begin on the date hereof and lapse on the following schedule:

                    Date Restriction Lapses     Number of Shares
                    -----------------------     ----------------



            Notwithstanding the foregoing, unless otherwise expressly provided by the Committee, the Restriction Period with respect to such Shares shall only lapse as to whole Shares.

            (ii) Except as provided in the foregoing clause (i), below in this clause (ii) or in the Plan, the Grantee shall have, in respect of the Shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the Shares and the right to receive dividends; provided, however, that any cash dividends shall, unless otherwise provided by the Committee, be held by the Company (unsegregated as a part of its general assets) during the Restriction Period (and forfeited if the underlying Shares are forfeited), and paid over to the Grantee (without interest) as soon as practicable after such period lapses (if not forfeited). Certificates for Shares (not subject to restrictions) shall be delivered to the Grantee or his or her designee promptly after, and only after, the Restriction Period shall lapse without forfeiture in respect of such Shares of Restricted Stock.

            (iii) Subject to clauses (iv), (v) and (vi) below, if the Grantee has a Termination of Service by the Company and its Subsidiaries for Cause, or by the Grantee for any reason, during the Restriction Period, then all Shares still subject to restriction shall thereupon, and with no further action, be forfeited by the Grantee.

            (iv) In the event the Grantee has a Termination of Service on account of death Disability, or Retirement, or the Grantee has a Termination of Service by the Company and its Subsidiaries for any reason other than Cause, or in the event of a Change in Control (regardless of whether a termination follows thereafter), during the Restriction Period, then the Restriction Period will immediately lapse on all Restricted Stock granted to the Grantee and not forfeited previously.

            (v) If the Grantee commences or continues service as a Director or consultant of the Company or one of its Subsidiaries upon termination of employment, such continued service shall be treated as continued employment hereunder (and for purposes of the Plan), and the subsequent termination of service shall be treated as the applicable termination of employment for purposes of this Agreement.

            (vi) If the Grantee is party to an employment agreement which provides that Shares subject to restriction shall be subject to terms other than those set forth above, the terms of such employment agreement shall apply with respect to the Shares granted hereby and shall, to the extent applicable, supersede the terms hereof.

      3.    Certain Terms of Shares.

      (a) The Grantee shall be issued a stock certificate in respect of Shares awarded under this Agreement. Such certificate shall be registered in the name of the Grantee. The certificates for Shares issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder, or as the Committee may otherwise deem appropriate, and, without limiting the generality of the foregoing, shall bear a legend referring to the terms, conditions, and restrictions applicable to such Shares, substantially in the following form:

                  THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE VINTAGE WINE TRUST INC. 2005 EQUITY INCENTIVE PLAN AND AN AWARD AGREEMENT APPLICABLE TO THE GRANT OF THE SHARES REPRESENTED BY THIS CERTIFICATE. COPIES OF SUCH PLAN AND AWARD AGREEMENTS ARE ON FILE IN THE OFFICES OF VINTAGE WINE TRUST INC. AT 1101 FIFTH AVENUE, SUITE 310, SAN RAFAEL, CALIFORNIA 94901.

      (b) Stock certificates evidencing the Shares granted hereby shall be held in custody by the Company until the restrictions thereon shall have lapsed, and, as a condition to the grant of any Shares, the Grantee shall have delivered a stock power, endorsed in blank, relating to the stock covered by such Award. If and when such restrictions so lapse, the stock certificates shall be delivered by the Company to the Grantee or his designee.

      4.    Miscellaneous.

      (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAW WHICH COULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF CALIFORNIA.

      (b) The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified except by a written agreement executed by the parties hereto or their respective successors and legal representatives. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

      (c) The Committee may make such rules and regulations and establish such procedures for the administration of this Agreement as it deems appropriate. Without limiting the generality of the foregoing, the Committee may interpret the Plan and this Agreement, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law and take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan, this Agreement or the administration or interpretation thereof. In the event of any dispute or disagreement as to interpretation of the Plan or this Agreement or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan or this Agreement, the decision of the Committee shall be final and binding upon all persons.

      (d) All notices hereunder shall be in writing, and if to the Company or the Committee, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Grantee, shall be delivered personally, sent by facsimile transmission or mailed to the Grantee at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this paragraph 4(d).

      (e) The failure of the Grantee or the Company to insist upon strict compliance with any provision of this Agreement or the Plan, or to assert any right the Grantee or the Company, respectively, may have under this Agreement or the Plan, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement or the Plan.

      (f) Nothing in this Agreement shall confer on the Grantee any right to continue in the employ or other service of the Company or its Subsidiaries or interfere in any way with the right of the Company or its Subsidiaries and their shareholders to terminate the Grantee's employment or other service at any time.

      (g) This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto, other than the Employment Agreement if and to the extent the Employment Agreement is in effect at the relevant time.

      IN WITNESS WHEREOF, the Company and the Grantee have executed this Agreement as of the day and year first above written.

                                          VINTAGE WINE TRUST INC.

                                          By:
                                              --------------------------------
                                          Name:
                                                 -----------------------------
                                          Title:
                                                 -----------------------------



                                          ------------------------------------